Summary Prospectus, Prospectus and SAI Supplement VP Disciplined Core Value Fund Summary Prospectus, Prospectus and SAI dated May 1, 2022
Summary Prospectus and Prospectus Supplement Disciplined Core Value Fund
Summary Prospectus and Prospectus dated November 1, 2022
Supplement dated March 25, 2023

The change below will be effective as of March 31, 2023.
Steven Rossi, Portfolio Manager, has announced his plans to leave American Century on March 31, 2023. As a result, he will no longer serve as a portfolio manager for the funds effective March 31, 2023.

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